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                                                                EXHIBIT 10.56



                                                              May 21, 1996

Triathlon Broadcasting Company
Symphony Towers, 750 B Street
San Diego, California 91210

Gentlemen:

         This letter, when countersigned by an authorized officer of Triathlon Broadcasting Company ("Triathlon") shall constitute the mutually binding agreement between Sillerman Communications Management Corporation ("SCMC") and Triathlon with respect to the matters set forth herein.

         Triathlon hereby agrees to advance to SCMC $500,000 per year, regardless of the amount of advances then outstanding, in respect of fees to be earned by SCMC in connection with investment banking services to be provided to Triathlon by SCMC pursuant to Section 5 of that certain Amended and Restated Financial Consulting Agreement by and between SCMC and Triathlon, dated February 1996 (the "Agreement") and that such advances are to be repaid only out of fees earned by SCMC under Section 5 of the Agreement. Notwithstanding the foregoing, if the Agreement is terminated or a person unaffiliated with Triathlon acquires a majority of the capital stock of Triathlon, SCMC agrees to repay all outstanding advances at such time.

                                        Very truly yours,

                                        SILLERMAN COMMUNICATIONS
                                        MANAGEMENT CORPORATION

                                        /s/ Howard J. Tytel
                                        ---------------------------------
                                        By: Howard J. Tytel
                                        Title: Executive Vice President


                                        Agreed and accepted:

                                        TRIATHLON BROADCASTING COMPANY

                                         /s/ Norman Feuer
                                         ---------------------------------
                                         By:  Norman Feuer
                                         Title:  President



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